21. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS

NOTE 21: SUBSEQUENT EVENTS

GasAr Plan

On March 9, 2021, Resolution No. 169/21 was published in the BO, awarding the volumes of natural gas offered under the GasAr Plan - Round II call for tenders. In this case, the Company was awarded with a volume of 0.70 million m3/day, 0.90 million m3/day and 1 million m3/day for the months of June, July and August-September 2021, respectively, as well as 0.86 million m3/day to meet the winter peak for years 2022 through 2024, at a price of US$ 4.68 MMbtu.

With this offer, Pampa's injection commitment increases to 9 million m3/day for winter periods 2021-2024 which, compared to 2020, represents a 15% growth in annual production and 28% in the winter period, the months of greatest need for gas supply in the country.